                                  EXHIBIT 10.12

                      PEOPLESBANK, A CODORUS VALLEY COMPANY
                           GROUP TERM REPLACEMENT PLAN

      THIS PLAN, hereby made and entered into this_____ day of__________, 1998, by and between the PEOPLESBANK, A CODORUS VALLEY BANK, a Pennsylvania state bank located in York, Pennsylvania (the "Company") and the Participant selected to participate in this Plan (the "Participant").

                                  INTRODUCTION

      The Company wishes to attract and retain highly qualified executives. To further this objective, the Company is willing to divide the death proceeds of certain life insurance policies which are owned by the Company on the lives of the participating executives with the designated beneficiary of each insured participating executive. The Company will pay the life insurance premiums from its general assets.

                                    ARTICLE 1
                               GENERAL DEFINITIONS

The following terms shall have the meanings specified:

      1.1 "Benefit Vesting Age" means the earlier of (1) the Participant attaining the Normal Retirement Age, as defined herein, or (2) the Participant's age and Years of Service, when added together, totaling the sum of 70 or more.

      1.2 "Change of Control" means any of the following:

            (a) the first date on which a single person and/or entity, or group of affiliated persons and/or entities, acquire the beneficial ownership of twenty-five percent (25%) or more of the Company's voting securities; or

            (b) the date of the transfer of all or substantially all of the Company or Company's assets; or

            (c) the date on which a merger, consolidation or combination is consummated, as applicable; or

            (d) the date on which individuals who formerly constituted a majority of the Incumbent Board of Directors of the Bank ceased to be a majority thereof. For these purposes, "Incumbent Board" means the members of the Board of Directors of the Company on the effective date of the Plan, provided that any person becoming a member of the Board of Directors subsequent to such effective date, whose election was approved by a vote of at least three-quarters of the members of the Board of Directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

      1.3 "Date of Change of Control" means any of the following:

            (a) the first date on which a single person and/or entity, or group of affiliated persons and/or entities, acquire the beneficial ownership of twenty-five (25%) or more of the Company's voting securities; or

            (b) the date of the transfer of all or substantially all of the Company or Company's assets; or

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            (c)   the date on which the merger, consolidation or combination is consummated, as applicable; or

            (d) the date on which individuals who formerly constituted a majority of the Incumbent Board of Directors of the Bank ceased to be a majority thereof. For these purposes, "Incumbent Board" means the members of the Board of Directors of the Company on the effective date of the Plan, provided that any person becoming a member of the Board of Directors subsequent to such effective date, whose election was approved by a vote of at least two-thirds of the members of the Board of Directors comprising the Incumbent Board, or whose nomination for election by members or stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered at though he were a member of the Incumbent Board.

      1.4 "Compensation Committee" means either the Compensation Committee designated from time to time by the Company's Board of Directors or a majority of the Company's Board of Directors, either of which shall hereinafter be referred to as the Compensation Committee.

      1.5   "Corporation" means Codorus Valley Bancorp, Inc.

      1.6   "Company" means PeoplesBank, A Codorus Valley Company.

      1.7 "Disability" means the Participant's inability to perform substantially all normal duties of an employee, as determined by the Company's Board of Directors in its sole discretion. As a condition to any benefits, the Company may require the Participant to submit to such physical or mental evaluations and tests as the Board of Directors deems appropriate.

      1.8   "Insured" means the individual whose life is insured.

      1.9 "Insurer" means the insurance company issuing the life insurance policy on the life of the insured.

      1.10 "Normal Retirement Age" means the Participant attaining the age specified in Exhibit B attached hereto while employed with the Company.

      1.11 "Normal Retirement Date" means the later of the Normal Retirement Age or the date that the Participant terminates or is terminated for any reason other than being Terminated for Cause.

      1.12 "Participant" means the employee who is designated by the Compensation Committee as eligible to participate in the Plan, elects in writing to participate in the Plan using the form attached hereto as Exhibit A, and signs a Split Dollar Endorsement for the Policy in which he or she is the Insured.

      1.13 "Policy" or "Policies" means the individual insurance policy (or policies) adopted by the Compensation Committee for purposes of insuring a Participant's life under this Plan.

      1.14  "Plan" means this instrument, including all amendments thereto.

      1.15 "Terminated for Cause" means that the Company has terminated the Participant's employment for any of the following reasons:

            (a)   Gross negligence or gross neglect of duties;

            (b) Commission of a felony or of a gross misdemeanor involving moral turpitude; or

            (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant's employment and resulting in an adverse effect on the Company.

      1.16 "Three Times Base Annual Salary" means the current base annual salary of the Participant

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at the highest point of the Participant's career, multiplied by a factor of three (3), but not to exceed the maximum amount of the Participant's insurance benefit as set forth on Schedule B attached hereto (this reflects Plan amendment dated November 27, 2001).

      1.17 "Years of Service" means total years of employment with the Company including any approved leaves of absences.

                                    ARTICLE 2
                                  PARTICIPATION

      2.1 Eligibility to Participate. The Compensation Committee in its sole discretion shall designate from time to time Participants that are eligible to participate in this Plan.

      2.2 Participation. The eligible executive may participate in this Plan by executing an Election to Participate and a Split Dollar Endorsement. The Split Dollar Endorsement shall bind the Participant and his or her beneficiaries, assigns and transferees, to the terms and conditions of this Plan. An executive's participation is limited to only Policies where he or she is the Insured. Exhibit B attached hereto sets forth the original Insured participants and the Policies on their lives.

      2.3 Termination of Participation. A Participant's rights under this Plan shall cease and his or her participation in this Plan shall terminate if any of the following events occur: (i) the Participant's employment with the Company is Terminated for Cause; (ii) the Participant's employment with the Company is terminated prior to the Benefit Vesting Age for reasons other than Disability; or (iii) the Participant is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act or by the Pennsylvania Department of Banking pursuant to state law. In the event that the Company decides to maintain the Policy after the Participant's termination of his or her participation in the Plan, the Company shall be the direct beneficiary of the entire death proceeds of the Policy.

      2.4 Disability. (A) Except as otherwise provided in paragraph (B) of this section 2.4 and paragraph 9.1 of Article 9 herein, if the Participant's employment with the Company is terminated because of the Participant' Disability, the Company shall maintain the Policy in full force and effect and, in no event, shall the Company amend, terminate or otherwise abrogate the Participant's interest in the Policy; provided, however, that at all times the Policy shall be subject to the claims of the Company's creditors.

            (B)   Notwithstanding the provisions of paragraph (A) of this
section 2.4, upon the Disabled Participant's gainful employment with an entity other than the Company, the Company shall have no further obligation to the Disabled Participant, and the Disabled Participant's rights pursuant to the Plan shall cease. In the event the Disabled Participant's rights are terminated hereunder, the Company shall be the direct beneficiary of the entire death proceeds of the Policy upon the death of the Disabled Participant.

      2.5 Vesting. Except as otherwise provided in paragraph 9.1 of Article 9 herein, upon the Participant reaching the Benefit Vesting Age, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Participant's interest in the Policy; provided, however, that at all times the Policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                           POLICY OWNERSHIP/INTERESTS

      3.1 Company's Interest. The Company shall own the Policies and shall have the right to exercise all incidents of ownership and, except as provided in paragraph 9.1 of Article 9 herein, the Company shall not sell, surrender or transfer ownership of a Policy so long as a Participant has an interest in the Policy as described in section 3.1. This provision shall not impair the right of the Company to terminate this Plan. With respect to each Policy, the Company shall be the direct beneficiary of an amount of death proceeds equal to the greatest of: (1) the cash surrender value of the policy; (2) the aggregate premiums paid on the Policy by the Company less any outstanding

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indebtedness to the Insurer; or (3) the amount in excess of Three Times Base
Annual Salary of the Insured/Participant; provided, however, that if the Company owns more than one Policy on a Participant's life, all such Policies shall be aggregated with respect to the amount as calculated in this item (3).

      3.2 Participant's Interest. Each Participant, or the Participant's assignee, shall have the right to designate the beneficiary of the death proceeds of the Policy remaining after the payment to the Company of its interests. The Participant shall also have the right to elect and change settlement options with the consent of the Company and the Insurer.

                                    ARTICLE 4
                                    PREMIUMS

      4.1 Premium Payment. The Company shall pay all premiums due on all Policies.

      4.2 Imputed Income. The Company shall impute income to the Participant in an amount equal to the current term rate for the Participant's age multiplied by the aggregate death benefit payable to the Participant's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

      4.3 Cash Payment. The Company shall make the following cash payment to the
Participant:

      (1) If Termination of Employment occurs on or after the Normal Retirement Age, the Company shall annually pay to the Participant an amount calculated by dividing a numerator equal to the current term rate imputed to the Participant multiplied by the Company's highest marginal tax bracket for the calendar year immediately preceding the payment to the Participant by a denominator of an amount equal to the sum of one (1) minus the Company's tax bracket. Such payments shall be made to the Participant until the earlier of (i) the death of the Participant or (ii) the date the Policy is no longer owned by the Company or (iii) until the amount accrued by the Company for the payment of this benefit has been reduced to zero (0) when applying the interest method of APB 12 and using a discount rate of 8%.

      (2) If Termination of Employment occurs before the Normal Retirement Age but after the Participant has attained the Benefit Vesting Age, the Company shall annually pay to the Participant an amount calculated by dividing a numerator equal to the current term rate imputed to the Participant multiplied by the Company's highest marginal tax bracket for the calendar year immediately preceding the payment to the Participant by a denominator of an amount equal to the sum of one (1) minus the Company's tax bracket. Such payments shall be made to the Participant until the earlier of (i) the death of the Participant or (ii) the date the Policy is no longer owned by the Company or (iii) until the amount accrued by the Company for the payment of this benefit has been reduced to zero (0) when applying the interest method of APB 12 and using a discount rate of 8%.

      (3) If Termination of Employment occurs before the Normal Retirement Age and before the Participant has attained the Benefit Vesting Age, the Company shall make no cash payment to the Participant as provided hereunder.

                                    ARTICLE 5
                                   ASSIGNMENT

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      5.1 Any Participant may assign without consideration all interests in his or her Policy and in this Plan to any person, entity or trust. In the event a Participant shall transfer all of his/her interest in the Policy, then all of that Participant's interest in his or her Policy and in the Plan shall be vested in his/her transferee, who shall be substituted as a party hereunder, and that Participant shall have no further interest in his or her Policy or in this Plan.

                                    ARTICLE 6
                                     INSURER

      6.1 The Insurer shall be bound only by the terms of their corresponding Policy. Any payments the Insurer makes or actions it takes in accordance with a Policy shall fully discharge it from all claims, suits and demands of all persons relating to that Policy. The Insurer shall not be bound by the provisions of this Plan. The Insurer shall have the right to rely on the Company's representations with regard to any definitions, interpretations, or Policy interests as specified under this Plan.

                                    ARTICLE 7
                                CLAIMS PROCEDURE

      7.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against this Plan (the "Claimant"), in writing, within ninety (90) days of Claimant's written application for benefits, of Claimant's eligibility or ineligibility for benefits under this Plan. If the Company determines that Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Plan on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect Claimant's claim, and a description of why it is needed, and (4) an explanation of this Plan's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

      7.2 Review Procedure. If a Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that Claimant is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle Claimant to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present Claimant's position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of this Plan on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 8
                           AMENDMENTS AND TERMINATION

      8.1 Amendment or Termination of Plan. Except as otherwise provided in sections 2.3, 2.4, 2.5 and 8.2: (i) the Company may amend or terminate the Plan at any time, and (ii) the Company may amend or terminate a Participant's rights under the Plan at any time prior to a Participant's death by written notice to the Participant.

      8.2 Amendment or Termination of Plan Upon Change of Control. Notwithstanding the provisions of section 8.1, in the event of a Change of Control, the Company or its successor shall maintain in full force and effect each Policy that is in existence on the date the Change of Control occurs and, shall not terminate or otherwise abrogate a Participant's interest in the Policy, provided,

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

however, that at all times the Policy shall be subject to the claims of the Company's creditors. This section 8.2 shall apply to all Participants in the Plan on the date the Change of Control occurs, including but not limited to (i) a Participant who has a vested interest in the Policy pursuant to section 2.5;
(ii) a Disabled Participant who has an interest in the Policy pursuant to section 2.4; and (iii) a Participant whose employment is terminated as a result of a Change of Control.

      8.3 Participant's Waiver. A Participant may, in the Participant's sole and absolute discretion, waive his or her rights under the Plan at any time. Any waiver permitted under this section 8.3 shall be in writing and delivered to the Board of Directors of the Company.

                                    ARTICLE 9
                                  MISCELLANEOUS

      9.1 Option to Purchase. Notwithstanding anything herein to the contrary, if the Company decides to sell, surrender or transfer ownership of the Policy while this Plan is in effect, the Company shall first give notice of such intention to the Participant or the Participant's transferee and shall allow the Participant or the Participant's transferee the option to purchase the Policy for a period of sixty (60) days from written notice of such intention. The purchase price shall be an amount equal to the greater of the cash surrender value of the Policy or the aggregate premiums paid on the Policies by the Company less any outstanding indebtedness to the Insurer, unless the Participant would otherwise forfeit the benefit pursuant to Section 2.3 if the benefit were vested. This provision shall not impair the right of the Company to terminate this Agreement. If the Participant or the Participant's transferee does not exercise the option to purchase, the Company may sell, surrender or transfer ownership of the Policy, provided, however, that if the Participant has attained the Benefit Vesting Age, the Company must provide an insurance policy comparable to cover the benefit provided under this Agreement. The Participant or the Participant's transferee shall not have an option to purchase, and the Participant or the Participant's transferee shall forfeit rights under the Plan in the event the Participant is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act or by the Pennsylvania Department of Banking pursuant to state law.

      9.2 Binding Effect. This Plan in conjunction with each Split Dollar Endorsement shall bind each Participant and the Company, their beneficiaries, survivors, executors, administrators and transferees and any Policy beneficiary.

      9.3 No Guarantee of Employment. This Plan is not an employment policy or contract. It does not give a Participant the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge a Participant. It also does not require a Participant to remain an employee nor interfere with a Participant's right to terminate employment at any time.

      9.4 Named Fiduciary. For purposes of the Employee Retirement Income Security Act of 1974, if applicable, the Company shall be the named fiduciary and plan administrator under the Plan. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

      9.5 Applicable Law. The Plan and all rights hereunder shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania, except to the extent preempted by the laws of the United States of America.

      9.6 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Plan by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his/her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

      9.7 Entire Agreement. This Plan constitutes the entire agreement between the Company and the Participant as to the subject matter hereof. No rights are granted to the Participant by virtue of

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this Plan other than those specifically set forth herein.

      9.8 Administration The Company shall have powers which are necessary to administer this Plan, including but not limited to:

            (a)   Interpreting the provisions of the Plan;

            (b) Establishing and revising the method of accounting for the Plan;

            (c)   Maintaining a record of benefit payments; and

            (d) Establishing rules and prescribing any forms necessary or desirable to administer the Plan.

     IN WITNESS WHEREOF, the Company executes this Plan as of the date indicated above.

                                        COMPANY:

                                        PEOPLESBANK, A CODORUS VALLEY CO.

                                        BY  ______________________________

                                        TITLE  ___________________________

                                        CORPORATION:

                                        CODORUS VALLEY BANCORP, INC.

                                        BY  ______________________________

                                        TITLE  ___________________________

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                                    EXHIBIT A

                             ELECTION TO PARTICIPATE

      I, (Participant), an eligible employee as determined in section 2.1 of the Peoplesbank, a Codorus Valley Company, Group Term Replacement Plan (the "Plan") dated December 1, 1998, hereby elect to become a Participant of the Plan in accordance with Section 2.2 of the Plan. Additionally, I acknowledge that I have read the Plan document and agree to be bound by its terms.

     Executed this 1st day of December, 1998.

_______________________                 _______________________
Witness                                 Participant

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                                   EXHIBIT B
                              LIST OF PARTICIPANTS

                                                                  NORMAL           INSURANCE
     PARTICIPANT         INSURER        POLICY NUMBER         RETIREMENT AGE        BENEFIT
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
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

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                         SPLIT DOLLAR POLICY ENDORSEMENT

                      PEOPLESBANK, A CODORUS VALLEY COMPANY
                           GROUP TERM REPLACEMENT PLAN

Policy No. ___________________             Insured: (Participant)

Supplementing and amending the application of PEOPLESBANK, A CODORUS VALLEY COMPANY on ________________, 1998 to _________________________ ("Insurer"), the
applicant requests and directs that:

                                  BENEFICIARIES

      1. The PEOPLESBANK, A CODORUS VALLEY COMPANY, a Pennsylvania state bank located in York, Pennsylvania (the "Company"), shall be the direct beneficiary of an amount of death proceeds equal to the greatest of: (1) the cash surrender value of the Policy; (2) the aggregate premiums paid on the Policy by the Company less any outstanding indebtedness to the Insurer; or (3) the amount in excess of Three Times Base Annual Salary of the Participant as provided in the Peoplesbank, A Codorus Valley Company Group Term Replacement Plan dated December 1, 1998; provided, however, that if the Company owns more than one Policy on a Participant's life, all such Policies shall be aggregated with respect to the amount calculated in this item (3).

      2. The beneficiary of any remaining death proceeds shall be designated by the Insured or his/her transferee.

                                    OWNERSHIP

      3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or his/her transferee in paragraph (4) of this endorsement.

      4. The Insured or his/her transferee shall have the right to assign all rights and interests in the policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the policy designated in paragraph (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release to the Insurer. Any transferee's rights shall be subject to this Endorsement.

Signed at _______________, Pennsylvania, this _____ day of ______________, 1998.

COMPANY:

PEOPLESBANK, A CODORUS VALLEY COMPANY

By__________________________________

Its_________________________________

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CORPORATION:

CODORUS VALLEY BANCORP, INC.

By ______________________________________

Title ___________________________________

Acceptance and Beneficiary Designation

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates __________________________________________
as primary beneficiary and _____________________________________________________
as secondary/contingent beneficiary of the portion of the proceeds described in paragraph (1) above.

Signed at _______________, Pennsylvania, this ______ day of _____________, 1998.

INSURED

_______________________________________
Signature

_______________________________________
(Print Name)

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